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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 22,2001
                                                          --------------

                              PC CONNECTION, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                        0-23827                       02-0513618
(State or other                 (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
 incorporation)

          Route 101A, 730 Milford Road, Merrimack New Hampshire   03054
               (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code: (603) 423-2000
                                                          --------------

                                 Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On August 22, 2001, the Company issued a press release, which is attached herewith as Exhibit 99.1, announcing today that PC Connection has determined, in
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response to an inquiry from Cyberian Outpost, Inc., that if Cyberian Outpost is unable to fulfill the net worth condition in the Merger Agreement between the two parties, PC Connection will not waive that condition. Cyberian Outpost has informed PC Connection that it may not be able to fulfill this net worth condition. The failure of Cyberian Outpost to meet this condition would mean that the merger between the two parties would not be consummated. In light of these developments, Cyberian Outpost has initiated conversations with other interested parties with respect to a possible acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  99.1 Press Release

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 22, 2001                PC CONNECTION, INC.



                                      By: /s/ Mark A. Gavin
                                          -----------------
                                          Name: Mark A. Gavin
                                          Title: Senior Vice President of
                                          Finance and Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit Number       Description
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99.1                 Press Release

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